UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2010

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue Suite 100 Oklahoma City, OK		73134
(Address of principal executive offices)		(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.	Regulation FD Disclosure.

On May 13, 2010, Gulfport Energy Corporation (the “Company”) issued a press release announcing its pending acquisitions in the Niobrara Shale of northwestern Colorado and the Permian Basin of West Texas. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On May 13, 2010, the Company issued a press release announcing that it has commenced an underwritten public offering of its common stock, subject to market and other conditions, in the aggregate amount of approximately $20.0 million under an effective shelf registration statement. The underwriters will have an option to purchase additional shares of the Company’s common stock in the aggregate amount of up to approximately $3.0 million solely to cover over-allotments. The Company intends to use a portion of the net proceeds from the offering to fund pending Niobrara Shale and Permian Basin acquisitions described in Item 7.01 above. The Company intends to use the remaining net proceeds for general corporate purposes, which may include expenditures associated with the Company’s 2010 drilling programs. The press release announcing the commencement of the offering is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference into this report on Form 8-K.

This report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

99.1	Press release dated May 13, 2010 entitled “Gulfport Energy Corporation Announces Pending Acquisitions in the Niobrara Shale and the Permian Basin Oil Plays.”

99.2	Press release dated May 13, 2010 entitled “Gulfport Energy Corporation Launches Common Stock Offering.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: May 13, 2010	By:	/s/ MICHAEL G. MOORE
Michael G. Moore
Chief Financial Officer

Exhibit Index

Number	Exhibit

99.1	Press release dated May 13, 2010 entitled “Gulfport Energy Corporation Announces Pending Acquisitions in the Niobrara Shale and the Permian Basin Oil Plays.”

99.2	Press release dated May 13, 2010 entitled “Gulfport Energy Corporation Launches Common Stock Offering.”